Execution Version

AMENDMENT NO. 3 TO THE SENIOR SECURED TERM FACILITY CREDIT AGREEMENT
This AMENDMENT NO. 3 TO THE SENIOR SECURED TERM FACILITY CREDIT AGREEMENT (this “Amendment”), dated as of July 25, 2016, is made by and among CHEMTURA CORPORATION, a Delaware corporation, as the borrower (the “Borrower”), BANK OF AMERICA, N.A. (“Bank of America”), as the New Lender (as defined below), and Bank of America, N.A., as the administrative agent (the “Administrative Agent”).
PRELIMINARY STATEMENTS:
(1)    The Borrower, the banks, financial institutions and other institutional lenders party thereto (the “Lenders”), and the Administrative Agent are party to the Senior Secured Term Facility Credit Agreement, originally dated as of August 27, 2010 (as amended by Amendment No. 1 to the Senior Secured Term Facility Credit Agreement, dated as of September 27, 2010, as amended and supplemented by the Amendment and Supplement to the Credit Agreement, dated as of October 31, 2012 and as amended and restated by Amendment No. 2 to the Senior Secured Term Facility Credit Agreement, dated as of October 30, 2013, and as otherwise amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.
(2)    Prior to the execution and delivery of this Amendment, the Borrower made a voluntary partial prepayment of the Advances outstanding under the Credit Agreement in an aggregate principal amount equal to $39,000,000, which prepayment resulted in the remaining aggregate principal balance of the Advances being $1,000,000.
(3)    The Borrower has requested that Bank of America refinance all Advances remaining outstanding immediately prior to the effectiveness of this Amendment (the “Existing Loans”) with a tranche of New Advances, to be made pursuant to Section 2.19 of the Credit Agreement, as herein modified (hereinafter, the “New Loans”), with such New Loans having substantially identical terms as the Existing Loans, except as otherwise provided herein.
(4)     Bank of America (in this capacity, the “New Lender”) has agreed to fund the entire principal amount of the New Loans, in an aggregate principal amount equal to $1,000,000 (the “New Commitment”).
(5)    Upon the effectiveness of this Amendment, the New Lender shall make the New Loans to the Borrower in an amount equal to the New Commitment, with the proceeds of such New Loans applied to prepay in full the Existing Loans held by each Lender who held Existing Loans immediately prior to the effectiveness of this Amendment.
(6)    The New Lender has agreed to effectuate the foregoing, and to amend certain provisions of the Credit Agreement, and to issue certain waivers with respect thereto, all as set forth herein.
SECTION 1.The New Loans. Pursuant to Section 2.19 of the Credit Agreement, and subject to the satisfaction of the conditions precedent set forth in Section 4 below, on and as of the Effective Date (as defined below):
(a)
    The New Lender shall, pursuant to, and in accordance with, Section 2.19 of the Credit Agreement (as modified pursuant to Sections 2 and 3 below), make the New Loans, consisting of “New Advances” made to the Borrower (and which shall constitute a single “Borrowing”), in an aggregate principal amount equal to the New Commitment, with the proceeds of such New Loans immediately applied to prepay in full the outstanding principal amount of all Existing Loans held by the Lenders party to the Credit Agreement immediately prior to the effectiveness of this Amendment (the “Existing Lenders”).
(b)
    The New Lender hereby acknowledges that it is, from and after the Effective Date, a “Lender” for all purposes under the Amended Credit Agreement and the other Loan Documents (as amended hereby), and has all of the rights, remedies and obligations of a Lender under the Amended Credit Agreement and the other Loan Documents (as amended hereby).
(c)
    The parties hereto hereby agree that the amendments contemplated in this Amendment shall be deemed to have occurred by the parties hereto consenting to the creation of the New Loans, and the New Loans shall have identical terms with, and the same rights, remedies and obligations under the Loan Documents as, the Existing Loans, except as such terms, rights, remedies and obligations are amended by this Amendment.
SECTION 2.
    Credit Agreement Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, on and as of the Effective Date:
(a)
    Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions into such Section 1.01 in the appropriate alphabetical order:
“Amendment No. 3” means Amendment No. 3 to the Senior Secured Term Facility Credit Agreement, dated as of July 25, 2016, among the Borrower, the Administrative Agent and the Lender party thereto.
“Amendment No. 3 Effective Date” means the “Effective Date” under and as defined in Amendment No. 3.
“Specified Flood Zone Real Property” means the parcel of real property located at 1801 Sagamore Pkwy W, W Lafayette, IN 47906 that is owned by Great Lakes Chemical Corporation in fee simple.
(b)
    Section 1.01 of the Credit Agreement is hereby amended by deleting the definitions of “Commitment”, “Fee Letter”, “Loan Documents” and “Stated Maturity Date” set forth in such Section 1.01 in their entirely, and replacing such defined terms with the respective corresponding defined terms set forth below:
“Commitment” means, with respect to any Lender at any time, (a) as of the Funding Date, the amount set forth for such time opposite such Lender’s name on Schedule I hereto under the caption “Commitment” and (b) thereafter, the amount set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 9.07(d) as such Lender’s “Commitment”, as such amount may be reduced at or prior to such time pursuant to Section 2.04. Immediately prior to the effectiveness of Amendment No. 3, the amount of the Commitments shall be $1,000,000.
“Fee Letter” means the “Fee Letter”, made by and between the Borrower and Bank of America (in its capacity as Administrative Agent), originally dated as of August 11, 2010 and delivered in connection with the Engagement Letter, as amended pursuant to Amendment No. 3, and as otherwise amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.
“Loan Documents” means (i) this Agreement, (ii) the Notes, if any, (iii) the Escrow Agreement, (iv) the Collateral Documents, (v) the Intercreditor Agreement, (vi) solely for purposes of the Collateral Documents, each Secured Hedge Agreement, Secured Cash Management Agreement and Secured Specified Credit Agreement, (vii) the Guaranty, (viii) the Fee Letter (other than for purposes of Section 9.01 hereof), (ix) Supplement No. 1 and each Incremental Commitment supplement, (x) Amendment No. 2, (xi) Amendment No. 3, and (xii) any other document, agreement or instrument executed and delivered by a Loan Party in connection with the Term Facility, in each case as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.
“Stated Maturity Date” mean July 24, 2017.
(c)
    Section 2.01(a) of the Credit Agreement is hereby amended by (i) deleting the last sentence of such Section 2.01(a) in its entirety, and (ii) inserting the following sentences into such Section 2.01(a) immediately following the period at the end of such Section 2.01(a): “On the Amendment No. 3 Effective Date, each of the advances and loans outstanding immediately prior to such date were repaid and replaced with new advances made in accordance with the terms of Amendment No. 3, and Section 2.19 hereof. Each new advance so made to repay prior advances and loans is hereinafter referred to as an “Advance”.”
(d)
    Section 2.03 of the Credit Agreement is hereby amended and restated in its entirety as follows:
Section 2.03.    Repayment of Advances. The Borrower shall repay to the Administrative Agent for the ratable account of the Lenders on the Termination Date the aggregate outstanding principal amount of all Advances then outstanding.
(e)
    Section 2.05(b)(i) of the Credit Agreement is hereby amended by inserting the following sentence into such Section 2.05(b)(i) immediately following the period at the end of such Section 2.05(b)(i): “Notwithstanding anything to the contrary set forth above, in no event shall the Borrower be required to make any mandatory prepayments pursuant to this Section 2.05(b)(i) if, or to the extent that, the making of such prepayment would cause the outstanding aggregate principal amount of the Advances to be reduced to an amount that is less than $1,000,000.”
(f)
    Section 2.05(b)(iii) of the Credit Agreement is hereby amended by inserting the following sentence into such Section 2.05(b)(iii) immediately following the period at the end of such Section 2.05(b)(iii): “Notwithstanding anything to the contrary set forth above, the Borrower shall not be required to make any mandatory prepayment pursuant to this Section 2.05(b)(iii) in respect of Excess Cash Flow for the Fiscal Year ending December 31, 2016.”
(g)
    Section 2.08(a) of the Credit Agreement is hereby amended by inserting the following proviso into the first sentence of such Section 2.08(a) immediately following the text of such first sentence and immediately prior to the period at the end of such sentence: “provided, that if, and for so long as, the aggregate principal amount of all outstanding Advances is less than $5,000,000, (x) the Borrower may make Conversions of Base Rate Advances into Eurodollar Rate Advances in amounts equal to $1,000,000 (or any integral multiple thereof), and (y) there shall be no more than one Interest Period in effect at any time with respect to the Advances”.
(h)
    Section 2.08(b)(i) of the Credit Agreement is hereby amended by inserting the following proviso into such Section 2.08(b)(i) immediately following the text thereof and immediately prior to the period at the end of such Section: “provided, that if, and for so long as, the aggregate principal amount of all outstanding Advances is less than $5,000,000, then the Borrower may maintain a single Borrowing consisting of Eurodollar Rate Advances in a principal amount equal to $1,000,000 (or any integral multiple thereof)”.
(i)
    Section 2.13 of the Credit Agreement is hereby amended by deleting clause (viii) of such Section 2.13 in its entirety and replacing it with the following clause: “(viii) as provided in Amendment No. 2, as provided in Amendment No. 3, and for other general corporate purposes and activities (including but not limited to Investments, Permitted Acquisitions and other transactions permitted hereunder)”.
(j)
    Section 2.19(a) of the Credit Agreement is hereby amended by inserting the following parenthetical clause into clause (i) of the first proviso of such Section 2.19(a) immediately following the text of such clause (i) and immediately prior to the comma at the end of such clause: “(or such lesser amount as may be agreed by the Borrower, the Administrative Agent and the lenders providing such New Advances in the agreement pursuant to which such New Advances are made)”.
(k)
    Section 2.19(d) of the Credit Agreement is hereby amended by inserting the following parenthetical clause into clause (A) of such Section 2.19 immediately following the text of such clause (A) and immediately prior to the comma at the end of such clause: “(or such other evidence of the Borrower’s authority to borrow such New Advances as may be acceptable to the Administrative Agent and the lenders providing such New Advances, in each case in such receiving Person’s sole discretion)”.
(l)
    Section 5.01(h) of the Credit Agreement is hereby amended by inserting the following sentence into such Section 5.01(h) immediately following the period at the end of such Section 5.01(h): “Notwithstanding anything to the contrary set forth above or in the Security Agreement or any other Collateral Document, there shall be no requirement hereunder or under any Collateral Document or other Loan Document for the Loan Parties to obtain or provide a Mortgage with respect to, or otherwise take any specific steps to pledge or perfect the security interest of the Secured Parties in, the Specified Flood Zone Real Property.”
SECTION 3.
    Other Amendments, Waivers and Release. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, on and as of the Effective Date:
(a)
    The Fee Letter is hereby amended by the Borrower and the Administrative Agent by reducing the amount of the “Administrative Agency Fee” set forth therein from “$125,000 per year” to “$5,000 per year”.
(b)
    The Administrative Agent and the New Lender hereby waive (i) prior delivery of a notice of a Borrowing with respect to the New Loans under Section 2.02(a) of the Credit Agreement, (ii) prior delivery of a notice of prepayment with respect to the prepayment of the Existing Loans under Section 2.05(a) of the Credit Agreement, in each case solely in connection with the execution, delivery and effectiveness of this Amendment, and the consummation of the transactions set forth herein, including the making of the New Loans and the application of the proceeds thereof, and (iii) any discrepancy between the conditions and requirements that shall have been satisfied prior to the extension of the New Loans and the conditions and requirements applicable to New Advances set forth in Section 2.19 of the Credit Agreement prior to giving effect to this Amendment, and the Administrative Agent and the New Lender hereby agree that the amendments in this Amendment, including but not limited to Section 2(j) and 2(k) of this Amendment, shall be given retroactive effect to immediately prior to the Effective Date and the making of the New Loans.
(c)
    The Borrower hereby waives prior delivery of notice of the applicable interest rate with respect to the New Loans under Section 2.06(c) of the Credit Agreement, solely in connection with the execution, delivery and effectiveness of this Amendment, and the consummation of the transactions set forth herein, including the making of the New Loans.
(d)
    The New Lender, in its capacity as the sole Lender after giving effect to this Amendment, hereby consents to the termination of the existing Mortgage on the Specified Flood Zone Real Property, and instructs the Administrative Agent to cooperate with Borrower to effect such termination, subject to the terms of the Intercreditor Agreement and the other Loan Documents, and at the sole cost and expense of the Borrower.
(e)
    The Administrative Agent and the New Lender hereby waive delivery of certificates and resolutions of all Loan Parties, other than the Borrower, under Section 2.19(d)(i) of the Credit Agreement, solely in connection with the execution, delivery and effectiveness of this Amendment, and the consummation of the transactions set forth herein, including the making of the New Loans and the application of the proceeds thereof.
SECTION 4.
    Conditions to Effectiveness. The obligations of the New Lenders to provide its New Commitments and make the New Loan, as provided in Section 1 hereof, and the amendments, waivers and release set forth in Sections 2 and 3 hereof, shall become effective on and as of the first Business Day on which the following conditions precedent shall have been satisfied, or shall have been waived by the New Lender and the Administrative Agent (the “Effective Date”):
(a)
    The Administrative Agent shall have received counterparts of this Amendment, executed by the Borrower and the New Lender.
(b)
    The Administrative Agent shall have received counterparts of the attached consent and affirmation (the “Consent”) executed by the Borrower and each of the Guarantors.
(c)
    The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower, dated as of the Effective Date, (i) certifying and attaching the resolutions adopted by the Borrower approving or consenting to the execution and delivery of this Amendment and the Consent by the Borrower and the performance by the Borrower of its obligations hereunder and thereunder, under the Amended Credit Agreement and under the other Loan Documents to which it is a party (as amended hereby), and the making of the New Loans (or such other evidence of authority as may be acceptable to the Administrative Agent and the New Lender, in each case in such Person’s sole discretion); (ii) attaching a good standing certificate from the applicable Governmental Authority of the Borrower’s jurisdiction of incorporation, issued as of a recent date; (iii) certifying the names and true signatures of the officers of the Borrower authorized to sign this Amendment and the Consent, and any other documents to be delivered by the Borrower pursuant thereto; (iv) attaching a copy of the charter or other constitutive document of the Borrower and each amendment thereto, certified as of a recent date by the applicable Governmental Authority of the Borrower’s jurisdiction of incorporation, organization or formation, as being a true and correct copy thereof; and (v) attaching and certifying a true and correct copy of the by-laws of the Borrower as in effect on the Effective Date.
(d)
    The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower, dated as of the Effective Date, certifying that, immediately before and immediately after giving effect to this Amendment and the making of the New Loans and to the application of the proceeds therefrom, (i) the Borrower would be in pro forma compliance with the requirements of Section 5.04 of the Credit Agreement and (ii) the Borrower is in compliance with the requirements of clauses (h) and (i) of this Section 4.
(e)
    The Administrative Agent shall have received all deeds, conveyances, security agreement, mortgages, assignments, estoppel certificates, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments, or any amendment or modification of any thereof

(if any), as the Administrative Agent shall have requested prior to the Effective Date in order to reflect such the New Loans.
(f)
    The Administrative Agent shall have received evidence that all reasonable and documented out-of-pocket costs, fees and expenses of the Administrative Agent (including the reasonable fees and expenses of counsel to the Administrative Agent invoiced to the Borrower at least one Business Day prior to the Effective Date) owed by the Borrower in connection with this Amendment shall have been paid, and that concurrently with the occurrence of the Effective Date, without duplication, the Existing Loans (together with all accrued and unpaid interest thereon (whether or not due and payable), and any other amounts then due and payable with respect thereto under Section 9.04(d) of the Credit Agreement) will be, or have been, repaid in full.
(g)
    The Administrative Agent shall have received all documentation and other information reasonably requested in writing at least five Business Days prior to the date of this Amendment in order to allow it to comply with applicable “know your customer” and anti‑money laundering rules and regulations, including without limitation, the PATRIOT ACT.
(h)
    The representations and warranties contained in Section 5 below, in Article IV of the Credit Agreement, and in the other Loan Documents shall be true and correct in all material respects (provided, that any representation or warranty that is already qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects) on and as of the Effective Date, immediately before and immediately after giving effect to this Amendment and the making of the New Loans and to the application of the proceeds therefrom, as though made on and as of such date, other than any such representations or warranties that, by their terms, refer to a specific date other than the Effective Date, in which case such representations or warranties were true and correct in all material respects (provided, that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language were true and correct in all respects) as of such specific date.
(i)
    On and as of the Effective Date, immediately before and immediately after giving effect to this Amendment and the making of the New Loans and to the application of the proceeds therefrom, no Default or Event of Default has occurred and is continuing, or would arise as a result thereof.
This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement.
SECTION 5.
    Representations and Warranties. The Borrower represents and warrants as follows:
(a)
    The execution, delivery and performance by the Borrower of this Amendment and by each Loan Party of the Consent, and the consummation of each aspect of the transactions contemplated hereby, are within such Loan Party’s constitutive powers, have been duly authorized by all necessary constitutive action, and do not (i) contravene such Loan Party’s constitutive documents, (ii) violate any law (including, without limitation, the Securities Exchange Act of 1934), rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award applicable to such Loan Party, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, or (iv) except for the Liens created or to be created under the Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries except, in each case referred to in clauses (ii) and (iii), to the extent that such violation conflict, breach or default would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.
(b)
    No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or any third party is required for the due execution, delivery, recordation, filing or performance by the Borrower of this Amendment or by any Loan Party of the Consent, or for the consummation of each aspect of the transactions contemplated hereby and thereby.
(c)
    This Amendment has been duly executed and delivered by the Borrower, and the Consent has been duly executed and delivered by each Loan Party. Each of this Amendment and the Consent is the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors rights generally or by equitable principles relating to enforceability.
(d)
    The representations and warranties contained in each Loan Document are true and correct in all material respects (provided that each representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language is true and correct in all respects) on and as of the Effective Date, immediately before and immediately after giving effect to this Amendment, as though made on and as of the Effective Date, other than any such representations or warranties that, by their terms, refer to a specific date, in which case such representations or warranties were true and correct in all material respects (provided that each such representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language was true and correct in all respects) as of such specific date; and
(e)
    On the Effective Date, immediately before and immediately after giving effect to this Amendment and the making of the New Loans and to the application of the proceeds therefrom, no Default or Event of Default has occurred and is continuing, or would arise as a result thereof.
SECTION 6.
    Reference to and Effect on the Credit Agreement and the Loan Documents.
(a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “therein”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment (as so amended, the “Amended Credit Agreement”). On and after the effectiveness of this Amendment, each reference in the Fee Letter to “this Fee Letter”, “herein”, “hereunder”, “hereof” or words of like import referring to the Fee Letter, and each reference in the Notes and each of the other Loan Documents to “the Fee Letter”, “therein”, “thereunder”, “thereof” or words of like import referring to the Fee Letter shall mean and be a reference to the Fee Letter as amended by this Amendment. This Amendment is a “Loan Document” under and as defined in the Credit Agreement.
(b)
    The Credit Agreement and the Fee Letter, each as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.
(c)
    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.
SECTION 7.
    Costs and Expenses. The Borrower agrees to pay, within 10 Business Days of demand, all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder, in accordance with the terms of Section 9.04 of the Credit Agreement.
SECTION 8.
    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 9.
    Jurisdiction, Etc.
(a)
    Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or federal court of the United States of America sitting in the Borough of Manhattan, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment or any of the other Loan Documents to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
(b)
    Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment or any of the other Loan Documents to which it is a party in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
SECTION 10.
    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK
SECTION 11.
    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
[SIGNATURE PAGES FOLLOW]
IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to the Senior Secured Term Facility Credit Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CHEMTURA CORPORATION,
as Borrower

By:
Name:
Title:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

BANK OF AMERICA, N.A.,
as New Lender and Lender

By:
Name:
Title:

CONSENT AND AFFIRMATION
Dated as of July 25, 2016

Reference is made to (a) the Senior Secured Term Facility Credit Agreement, originally dated as of August 27, 2010 (as amended by Amendment No. 1 to the Senior Secured Term Facility Credit Agreement, dated as of September 27, 2010, as amended and supplemented by the Amendment and Supplement to the Credit Agreement, dated as of October 31, 2012, as amended and restated by Amendment No. 2 to the Senior Secured Term Facility Credit Agreement, dated as of October 30, 2013 and as amended by Amendment No. 3 to the Senior Secured Term Facility Credit Agreement, dated as of the date hereof, and as otherwise amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; capitalized terms used herein and not otherwise defined are used herein as therein defined), among Chemtura Corporation, as borrower (the “Borrower”), Bank of America, N.A., as administrative agent (the “Administrative Agent”) and the lenders party thereto (the “Lenders”), and (b) Amendment No. 3 to the Senior Secured Term Facility Credit Agreement, dated as of the date hereof, made by and among the Borrower, the Administrative Agent and Bank of America, N.A., as Lender (the “Amendment”). Each of the undersigned, each a Guarantor under the Guaranty and a Grantor under the Security Agreement, hereby consents to the Amendment and the amendments and modifications to the Credit Agreement contained in the Amendment, and affirms its respective guarantees, pledges and grants of security interests, as applicable, under and subject to the terms of the Guaranty, the Security Agreement and each of the other Collateral Documents to which it is party, and hereby (i) confirms and agrees that notwithstanding the effectiveness of the Amendment, each of the Guaranty and the Security Agreement and each other Collateral Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of the Amendment, each reference in the Guaranty, the Security Agreement or any other Loan Document to “the Credit Agreement”, “thereunder”, “therein” or “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as further amended by the Amendment, and on and after the effectiveness of the Amendment, (ii) confirms and agrees that the Guaranty, the Security Agreement and the other Collateral Documents to which such Guarantor or Grantor is a party and all of the Collateral described therein do, and shall continue to, guaranty and secure the complete payment and performance when due of all of the Guaranteed Obligations and the Secured Obligations (in each case, as defined therein, respectively) and all Obligations under the Credit Agreement and the other Loan Documents, including but not limited to the Obligations in respect of the New Loans (used hereinafter as defined in the Amendment) and any Notes issued representing such New Loans, and (iii) affirms its grant to the Administrative Agent (in each case under and pursuant to the provisions of the Security Agreement and the other Collateral Documents), for the ratable benefit of the Secured Parties, of a security interest in all of the Collateral (as defined in the Security Agreement) and all other collateral in which a Lien is purported to be granted under the other Collateral Documents to which it is a party, now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest, as collateral security for the payment of such Grantor’s Obligations under the Credit Agreement and the other Loan Documents, including such Obligations in respect of the New Loans and any Notes issued representing such New Loans. This Consent and Affirmation is intended to affirm and acknowledge that the guaranty and the grant contained in the Guaranty and the Security Agreement guaranty and secure (as applicable) the payment of the Obligations in respect of the New Loans and any Notes issued representing such New Loans together with all other Obligations under the Credit Agreement and the other Loan Documents, and nothing herein shall be deemed to supersede, impair or otherwise limit such guaranty and grant contained in the Guaranty and/or the Security Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Consent and Affirmation to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CHEMTURA CORPORATION

By:
Name:
Title:

GLCC LAUREL, LLC
By:
Name:
Title:

GREAT LAKES CHEMICAL CORPORATION
By:
Name:
Title:

1    Chemtura Term Facility - Amendment No. 3